UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant☒

Filed by a Party other than the Registrant☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

SYNLOGIC, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

November 12, 2025

To Our Stockholders:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (“Annual Meeting”) of Synlogic, Inc. (“Synlogic”). The meeting will be held on December 15, 2025 at 9:00 a.m. ET. The Annual Meeting will be held in a virtual meeting format only. You can attend the Annual Meeting online, vote your shares electronically, and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/SYBX2025 and entering your 16-digit control number found on the Notice of Internet Availability or the proxy card that you receive. For further information about the Annual Meeting, please see the Information About the Annual Meeting and Voting beginning on page 3. You will not be able to attend the Annual Meeting in person.

The agenda for this Annual Meeting includes (i) the election of two (2) Class I directors, to serve a three-year term, (ii) an advisory vote on the compensation paid to our named executive officer (iii) the approval of the Synlogic, Inc. 2025 Equity Incentive Plan and (iv) the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Our Board of Directors recommends the election of the nominees to our Board of Directors and a vote in favor of proposals (ii), (iii) and (iv). Such other business will be transacted as may properly come before the Annual Meeting.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that you cast your vote. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting.

Thank you for your continued support of Synlogic, Inc. We look forward to you joining us at this year’s Annual Meeting.

Sincerely,

Mary Beth Dooley

Principal Executive Officer & Principal Financial Officer

November 12, 2025

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

Time:	9:00 a.m. Eastern Time
Date:	December 15, 2025
Virtual Meeting:

The Annual Meeting will be a virtual meeting through which you can listen to the meeting, submit questions and vote online. You may access the Annual Meeting by visiting www.virtualshareholdermeeting.com/SYBX2025 and entering the control number (included in the proxy card that you receive). Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

Purpose:

(1) To elect two Class I directors to serve a three-year term expiring in 2028;

(2) To approve by an advisory vote the compensation of the Company’s named executive officers;

(3) To approve the Synlogic, Inc. 2025 Equity Incentive Plan;

(4) To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

(5) To transact such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof.

Who may vote:

You may vote if you were the record owner of Synlogic, Inc. common stock at the close of business on October 24, 2025 (the “Record Date”). A list of registered stockholders as of the close of business on the Record Date will be available at our corporate headquarters for examination by any stockholder for any purpose germane to the Annual Meeting for a period of at least 10 days prior to the Annual Meeting. If you wish to view this list, please contact me, as Corporate Secretary, at Synlogic, Inc., PO Box 30, Winchester, MA 01890. Such list will also be available for examination by the stockholders during the Annual Meeting at www.virtualshareholdermeeting.com/SYBX2025.

All stockholders are cordially invited to attend the virtual annual meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

By order of the Board of Directors,

Mary Beth Dooley

Principal Executive Officer & Principal Financial Officer

SYNLOGIC, INC.

PO Box 30

Winchester, MA 01890

PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 15, 2025

This proxy statement, along with the accompanying notice of 2025 Annual Meeting of stockholders, contains information about the 2025 Annual Meeting of stockholders of Synlogic, Inc., including any adjournments or postponements of the Annual Meeting. We are holding the annual meeting at 9:00 a.m., Eastern Time, on December 15, 2025. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SYBX2025.

In this proxy statement, we refer to Synlogic, Inc. as “Synlogic,” “the Company,” “we”, and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors, or Board, for use at the annual meeting.

On or about November 12, 2025, we intend to begin sending to our stockholders the attached notice of 2025 annual meeting of stockholders, the proxy statement, the enclosed proxy card and our 2024 Annual Report.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 15, 2025

This proxy statement, the Notice of Annual Meeting of Stockholders, our form of proxy card and our 2024 Annual Report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials please have your 16-digit control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2024 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “Financials” section of the “Investors & Media” section of our website at www.synlogictx.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Attn: Investor Relations, Synlogic, Inc., PO Box 30, Winchester, MA 01890. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Synlogic is soliciting your proxy to vote at the 2025 Annual Meeting of stockholders to be held virtually via live webcast, on December 15, 2025, at 9:00 a.m. Eastern Time and any adjournments of the meeting, which we refer to as the Annual Meeting. The proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting. You will be able to participate in the annual meeting, vote your shares electronically and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/SYBX2025 and entering your 16-digit control number found on the enclosed voting form.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 because you owned shares of Synlogic, Inc. common stock on the Record Date. The Company intends to commence distribution of the proxy materials to stockholders on or about November 12, 2025.

Why are you holding a Virtual Annual Meeting?

We believe that hosting a virtual meeting is in the best interest of our stockholders and enables increased stockholder attendance and participation. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting, including the ability to submit questions and comments and to vote.

What happens if there are technical difficulties during the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting, voting at the annual meeting or submitting questions at the annual meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Stockholder Meeting log in page.

Who Can Vote?

Only stockholders of record at the close of business on October 24, 2025 are entitled to vote at the annual meeting. On this Record Date, there were 11,698,919 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

If on October 24, 2025 your shares of our common stock were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record.

If on October 24, 2025 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

You do not need to attend the annual virtual meeting to vote your shares. Shares represented by valid proxies, received in time for the virtual annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director, and whether your shares should be voted for, against or abstain with respect to the other proposal. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, Equiniti Trust Company, LLC, or you have stock certificates registered in your name, you may vote:

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By Internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote over the Internet or by telephone.
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By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.
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At the time of the virtual Annual Meeting. If you attend the virtual Annual Meeting, you may vote your shares online at the time of the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on December 14, 2025.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares at the time of the virtual annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and vote your shares online at the time of the meeting.

How Does the Board Recommend That I Vote on the Proposals?

The Board recommends that you vote as follows:

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“FOR” the election of the nominees for director;
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“FOR” the advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in this proxy statement;
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“FOR” the approval of the Synlogic, Inc. 2025 Equity Incentive Plan; and
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“FOR” the ratification of the selection of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:

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if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
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by re-voting by Internet or by telephone as instructed above;
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by notifying Synlogic’s Corporate Secretary in writing before the annual meeting that you have revoked your proxy; or
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by attending the virtual annual meeting and voting online at the time. Attending the virtual annual meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the virtual annual meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only with respect to Proposal 4. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors

The nominees for director who receives the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR the nominees or WITHHOLD your vote from the nominees. Votes that are withheld will not be included in the vote tally for the election of the director. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Advisory vote on Executive Compensation

For the advisory vote on executive compensation, the votes cast FOR must exceed the votes cast AGAINST to approve, on an advisory basis, the compensation of our named executive officers. Only FOR and AGAINST votes will affect the outcome. Abstentions will have no effect on the voting of Proposal 2. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee cannot vote your shares on Proposal 2. Shares held in street name by banks, brokers or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 2 will not be counted as votes FOR or AGAINST the proposal and will be treated as broker non-votes. As a result, broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal 3: Approval of Adoption of Synlogic, Inc.'s 2025 Equity Incentive Plan

The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required for the approval of the Plan. Only FOR and AGAINST votes will affect the outcome. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Ratify Selection of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of KPMG LLP as our independent registered public accounting firm for 2025, our Audit Committee of our Board will reconsider its selection.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Elections examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or otherwise provide.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

This year, we will host our Annual Meeting at 9:00 a.m. Eastern time on December 15, 2025. You will be able to participate in the Annual Meeting, vote your shares electronically and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/SYBX2025 and entering your 16-digit control number found on the enclosed voting form. You need not attend the Annual Meeting in order to vote.

Householding of Annual Disclosure Documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our Corporate Secretary at Synlogic, Inc., PO Box 30, Winchester, MA 01890.

If you do not wish to participate in “householding” and would like to receive your own set of Synlogic’s proxy materials in future years, follow the instructions described below.

Conversely, if you share an address with another Synlogic stockholder and together both of you would like to receive only a single set of proxy materials, follow these instructions:

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If your Synlogic shares are registered in your own name, please contact our transfer agent, Equiniti Trust Company, LLC, and inform them of your request by calling them at 1-800-937-5449 or writing them at 6201 15th Avenue, Brooklyn, NY 11219.
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If a broker or other nominee holds your Synlogic shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save the Company the cost of producing and mailing these documents by:

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following the instructions provided on your proxy card; or
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following the instructions provided when you vote over the Internet.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of October 31, 2025 for (a) the executive officers named in the Summary Compensation Table on page 15 of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of October 31, 2025 pursuant to the exercise of options to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 11,698,919 shares of common stock outstanding on October 31, 2025.

	Shares Beneficially
	Owned (1)
	Number	Percent
Name and Address of Beneficial Owner**
Directors and Named Executive Officers:
Peter Barrett, Ph.D. (2)	232,842	1.98%
Aoife Brennan, MB, BCh, BAO, MMSc (3)	111,895	*
Antoine Awad (4)	69,288	*
Mary Beth Dooley (5)	25,664	*
Richard P. Shea (6)	23,970
James Flynn (7)	16,333	*
Edward Mathers (8)	8,465	*
All current directors and executive officers as a group (5 persons) (9)	307,274	2.62%
Five Percent Stockholders:
Funicular Funds (10)	3,312,219	28.31%
601 California Street, Suite 1151
San Francisco, California 94108
New Enterprise Associates 14, L.P. (11)	2,922,774	24.98%
1954 Greenspring Drive, Suite 600
Timonium, MD 21093
John A. Kryzanowski (12)	733,412	6.27%
c/o Shartsis Friese LLP
425 Market Street, 11th Floor
San Francisco, CA 94105
Bradley L. Radoff (13)	629,211	5.38%
2727 Kirby Drive, Unit 29L
Houston, Texas 77098
Armistice Capital LLC (14)	614,288	5.25%
501 Madison Avenue, 7th Floor
New York, New York 10022

* Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

** Addresses are given for beneficial owners of more than 5% of the outstanding common stock only.

(1) Includes shares issuable upon the exercise of options to purchase shares of common stock within 60 days following October 31, 2025.

(2) Consists of 176,798 shares of our common stock owned by Atlas Venture Fund IX, L.P. (“Atlas IX”) and 56,044 shares of our common stock issuable upon the exercise of options exercisable within 60 days following October 31, 2025. Atlas Venture Associates IX, L.P. (“AVA IX LP”), is the general partner of Atlas IX, and Atlas Venture Associates IX, LLC (“AVA IX LLC”), is the general partner of AVA IX LP. Dr. Barrett disclaims Section 16 beneficial ownership of the securities held by Atlas IX, except to the extent of his pecuniary interest therein, if any.

(3) Consists of 68,683 shares of our common stock held by Dr. Brennan and 43,212 shares of our common stock issuable upon the exercise of options exercisable within 60 days following October 31, 2025.

(4) Consists of 29,277 shares of our common stock held by Mr. Awad and 40,011 shares of our common stock issuable upon the exercise of options exercisable within 60 days following October 31, 2025.

(5) Consists of 12,744 shares of our common stock held by Ms. Dooley and 12,920 shares of our common stock issuable upon the exercise of options exercisable within 60 days following October 31, 2025.

(6) Consists of 15,506 shares of our common stock held by Mr. Shea and 8,464 shares of our common stock issuable upon the exercise of options exercisable within 60 days following October 31, 2025.

(7) Consists of 15,000 shares of our common stock held by Mr. Flynn and 1,333 shares of our common stock issuable upon the exercise of options exercisable within 60 days following October 31, 2025.

(8) Consists of 8,465 shares of our common stock issuable upon the exercise of options held by Mr. Mathers exercisable within 60 days following October 31, 2025.

(9) See footnotes 2, 5, 6, 7 and 8.

(10) This information is based solely on a Schedule 13D filed with the Securities and Exchange Commission on or about February 16, 2024. Consists of 3,312,219 shares held by Funicular Funds, LP. (the Fund), a Delaware limited partnership, with respect to the Common Stock beneficially owned and held of record by the Fund. The General Partner of the Fund is Cable Car Capital LLC (Cable Car), a California limited liability company which serves as investment adviser to the Fund pursuant to a written advisory agreement. Jacob Ma-Weaver, a United States citizen, is the Managing Member of Cable Car and the ultimate individual responsible for directing the voting and disposition of Common Stock held by the Fund. Each of the Fund and Mr. Ma-Weaver are referred to as a Reporting Person and collectively as the Reporting Persons.

(11) This information is based solely on a Schedule 13D filed with the Securities and Exchange Commission on or about October 13, 2023. Consists of 2,922,774 shares held by New Enterprise Associates 14, L.P. (“NEA 14”) and excludes warrants to purchase 2,640,845 shares of common stock, which are subject to a beneficial ownership blocker. NEA Partners 14, L.P. (“NEA Partners 14”) is the sole general partner of NEA 14. NEA 14 GP, LTD (“NEA 14 LTD”) is the sole general partner of NEA Partners 14. The individual Directors (the “Directors”) of NEA 14 LTD are M. James Barrett, Peter J. Barris, Forest Baskett, Anthony A. Florence, Jr., Patrick J. Kerins, David M. Mott, Scott D. Sandell, Peter Sonsini and Ravi Viswanathan. The Directors share voting and dispositive power with regard to shares held directly by NEA 14. Edward Mathers is a partner at NEA.

(12) This information is based solely on a Schedule 13G/A filed with the Securities and Exchange Commission on or about February 25, 2025. Consists of 733,412 shares of our common stock held of record by John A. Kryzanowski. Excludes warrants to purchase 140,845 shares of common stock, which are subject to a beneficial ownership blocker.

(13) This information is based solely on a Schedule 13G filed with the Securities and Exchange Commission on or about April 18, 2024. Consists of 629,211 shares of our common stock held of record by Bradley L. Radoff.

(14) This information is based solely on a Schedule 13G/A filed with the Securities and Exchange Commission on or about November 14, 2024. Consists of 614,288 shares held by Armistice Capital, LLC (“Armistice Capital”). Excludes warrants to purchase 3,521,126 shares of common stock, which are subject to a beneficial ownership blocker. Armistice Capital is the investment manager of Armistice Capital Master Fund Ltd. (the “Master Fund”), the direct holder of the Shares, and pursuant to an Investment Management Agreement, Armistice Capital exercises voting and investment power over the securities of the Issuer held by the Master Fund and thus may be deemed to beneficially own the securities of the Issuer held by the Master Fund. Mr. Boyd, as the managing member of Armistice Capital, may be deemed to beneficially own the securities of the Issuer held by the Master Fund. The Master Fund specifically disclaims beneficial ownership of the securities of the Issuer directly held by it by virtue of its inability to vote or dispose of such securities as a result of its Investment Management Agreement with Armistice Capital.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Our bylaws provide that our business is to be managed by or under the direction of our Board of Directors (our “Board”). Our Board currently consists of four members, classified into three classes as follows: (1) Richard Shea and James Flynn constitute a class with a term ending at the 2025 annual meeting of stockholders (2) Edward Mathers constitutes a class with a term ending at the 2026 annual meeting of stockholders and (3) Peter Barrett, Ph.D constitutes a class with a term ending at the 2027 annual meeting of stockholders. Set forth below are the names of our directors, their ages as of October 31, 2025. In addition, information about the specific experience, qualifications, attributes or skills that led to our Board’s conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position with the Company
Peter Barrett, Ph.D.	73	Chairman of the Board
James Flynn	45	Director
Edward Mathers	65	Director
Richard P. Shea	73	Director

Our Board has reviewed the materiality of any relationship that each of our directors has with Synlogic, either directly or indirectly. Based upon this review, our Board has determined that the following members of the Board are “independent directors” as defined by the Nasdaq Stock Market: Peter Barrett, Ph.D., James Flynn, Edward Mathers and Richard P. Shea,

Peter Barrett, Ph.D. has served as Chairman of our Board since the Merger closed on August 28, 2017, and prior to that time served as the Chairman of the Private Synlogic board of directors since March 2014. Dr. Barrett is a partner at Atlas Venture and has been involved in the creation of several novel therapeutic and drug discovery platform companies. Dr. Barrett currently serves on the board of Revvity and Obsidian Therapeutics. Prior to joining Atlas, Dr. Barrett was Co-founder, Executive Vice President, and Chief Business Officer of Celera Genomics, which announced the first successful sequencing of the human genome in 2001. While at Celera, Dr. Barrett led strategic alliances, acquisitions, and business strategy and helped launch it as a public company in 1999. Prior to founding Celera, Dr. Barrett held senior management positions at Applera, most recently serving as Vice President of corporate planning and business development. During his tenure, he ran several businesses and expanded the life science business through a series of licensing agreements, partnerships, and acquisitions. Dr. Barrett received a BS in chemistry from Lowell Technological Institute (now known as the University of Massachusetts, Lowell), and a Ph.D. in analytical chemistry from Northeastern University. He also completed Harvard Business School’s Management Development Program. The Board has concluded that Dr. Barrett possesses specific attributes that qualify him to serve as a member and chairman of the Board, including his extensive leadership, executive, managerial and business experience with life sciences companies, including experience in the formation, development and business strategy of multiple start-up companies in the life sciences sector.

James Flynn, CFA has served as a member of our Board since March 2024. Mr. Flynn is currently a Managing Member and Portfolio Manager of Nerium Capital LLC, an investment adviser he founded in 2021. Mr. Flynn also currently serves on the board of directors of Lite Strategy, Inc (NASDAQ: LITS), a pharmaceutical and digital asset treasury company, since 2023, and RiceBran Technologies, an innovative specialty ingredients company, since 2024. Previously, Mr. Flynn served on the board of directors of ARCA Biopharma and Axiom Health, Inc. Prior to that, Mr. Flynn worked in various investment management roles at Aptigon Capital (a division of Citadel LLC), Amici Capital, LLC, and Putnam Investments LLC. Mr. Flynn earned a S.B. degree in Management Science with a concentration in Finance and a minor in Economic Science from the Massachusetts Institute of Technology. Mr. Flynn is a Chartered Financial Analyst (CFA) charterholder. The Board has concluded that Mr. Flynn possesses specific attributes that qualify him to serve as a member of our Board, including his experience with the healthcare and pharmaceutical industries and his broad life sciences industry knowledge.

Edward Mathers has served as a member of our Board since October 2012. Mr. Mathers previously served on the Private Synlogic board of directors since July 2014. Mr. Mathers is a General Partner at NEA, a private venture capital firm focusing on technology and healthcare investments. Mr. Mathers serves on the board of directors of the following publicly traded pharmaceutical companies: Trevi Therapeutics, Inc., Rhythm Pharmaceuticals, Inc., OnKure Therapeutics, Inc., formerly known as Reneo Pharmaceuticals, Inc., MBX Biosciences, Inc. and Senti Biosciences, Inc. Mr. Mathers also serves on the board of directors of several privately held companies. Mr. Mathers previously served on the board of directors of the following publicly traded companies: ObsEva SA, Mirum Pharmaceuticals, Inc., Akouos, Inc., Lumos Pharma, Inc., and Ra Pharmaceuticals, Inc. From 2002 to 2008, Mr. Mathers served as Executive Vice President, Corporate Development and Venture at MedImmune, Inc., a biopharmaceutical company, and led its venture capital subsidiary, MedImmune Ventures, Inc. Before joining MedImmune in 2002, Mr. Mathers was Vice President, Marketing and Corporate Licensing and Acquisitions at Inhale Therapeutic Systems, a

biotechnology company. Previously, Mr. Mathers spent 15 years at Glaxo Wellcome, Inc. (GlaxoSmithKline), a pharmaceutical company, where he held various sales and marketing positions. Mr. Mathers received a B.S. in Chemistry from North Carolina State University. The Board has concluded that Mr. Mathers possesses specific attributes that qualify him to serve as a member of our Board, including his experience with the healthcare and pharmaceutical industries and his broad management experience.

Richard P. Shea has served as a member of our Board since the Merger closed on August 28, 2017. Mr. Shea served as the Chief Financial Officer of Syndax Pharmaceuticals, Inc. from February 2017 through July 2020. Mr. Shea previously served as a member of the Syndax Pharmaceuticals board of directors from January 2014 to February 2017. From July 2007 through December 2016, Mr. Shea served as Senior Vice President and Chief Financial Officer of Momenta Pharmaceuticals Inc., a publicly traded biotechnology company, and was its Vice President and Chief Financial Officer since October 2003. Prior to joining Momenta, Mr. Shea served as Chief Operating Officer and Chief Financial Officer of Variagenics Inc., a publicly traded pharmacogenomics company, and as Vice President, Finance of Genetics Institute, Inc., a publicly traded biotechnology company. Mr. Shea received an A.B. from Princeton University and an M.B.A. from the Public Management Program at Boston University. The Board has concluded that Mr. Shea possesses specific attributes that qualify him to serve as a member of our Board, including his experience with the healthcare and pharmaceutical industries and his broad life sciences industry knowledge.

Committees of the Board of Directors and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2024, Synlogic’s Board held twenty-nine meetings, and the various committees of the Board met a total of five times. All directors attended at least 75% of the total number of meetings of the Board and of committees of the Board on which he served during fiscal 2024. Synlogic’s annual meeting was held on December 4, 2024 and one of our directors attended the meeting. We encourage our directors to attend the Annual Meeting.

Audit Committee. Synlogic’s Audit Committee met four times during fiscal 2024. This committee currently has three members, Richard Shea (Chairman), Peter Barrett, and James Flynn. Our former directors, Michael Burgess and Michael Heffernan, served on the Audit Committee until their resignation from our Board in March 2024 and February 2025, respectively. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission and by the Nasdaq Stock Market, as such standards apply specifically to members of audit committees. The Board has determined that Mr. Shea is an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

A copy of the Audit Committee’s written charter is publicly available on our website at www.synlogictx.com.

Compensation Committee. Synlogic’s Compensation Committee did not meet during 2024. This committee currently has two members, Edward Mathers (Chairman) and James Flynn. Our former directors Lisa Kelly-Croswell and Nick Leschly, served on the Compensation Committee until their resignation from our Board in March 2024 and January 2025 respectively. Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and includes reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board are carried out and that such policies, practices and procedures contribute to our success. Our Compensation Committee also administers our 2015 Equity Incentive Award Plan, 2017 Stock Incentive Plan, 2015 Employee Stock Purchase Plan, and 2023 Inducement Equity Incentive Award Plan. The Compensation Committee reviews and recommends policies relating to compensation and benefits of our officers and employees. The Compensation Committee reviews and recommends corporate goals and objectives relevant to compensation of our Principal Executive Officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives and may approve the compensation of the executive officers, other than the Principal Executive Officer, whose compensation the Compensation Committee recommends to the Board, based on such evaluations. The Compensation Committee also recommends to the Board the issuance of stock options and other awards under our stock plans. All members of the Compensation Committee qualify as independent under the definition promulgated by the Nasdaq Stock Market.

The Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. During 2024, the Compensation Committee engaged the services of Alpine Rewards, LLC (“Alpine Rewards”). Alpine Rewards, an executive compensation consulting firm, reviewed and provided recommendations concerning all of the components of the Company’s executive compensation program. Alpine Rewards performed services solely on behalf of the Compensation Committee and the Board and had no relationship with the Company or management except as it may relate to performing such services. Alpine Rewards assisted the Compensation Committee in defining the appropriate market of the Company’s peer companies for executive compensation and practices and in benchmarking our executive compensation program against the peer group each year. Alpine Rewards also assisted the Compensation Committee in benchmarking our director compensation program and practices against those of our peers. In compliance with the SEC and the corporate governance rules of the Nasdaq Stock Market, Alpine Rewards provided the Compensation Committee with a letter addressing each of the six independence factors. Their responses affirm the independence of Alpine Rewards and the partners, consultants, and employees who service the Compensation Committee on executive compensation matters and governance issues.

A copy of the Compensation Committee’s written charter is publicly available on our website at www.synlogictx.com.

Nominating and Governance Committee. Synlogic’s Nominating and Governance Committee met once during 2024. This committee currently has two members, Peter Barrett (Chairman) and Richard Shea. Our former directors Lisa Kelly-Croswell, Patricia Hurter and Michael Heffernan, served on the Nominating and Governance Committee until their resignation from our Board in March 2024 and February 2025, respectively. Our Board has determined that both members of our Nominating and Governance Committee qualify as independent under the definition promulgated by the Nasdaq Stock Market. The Nominating and Governance Committee’s responsibilities are set forth in the Nominating and Governance Committee’s written charter and include: identification of qualified candidates to become Board members consistent with criteria approved by the Board; selection, or recommendation of selection to the Board, of nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected); selection, or recommendation of selection to the Board, of candidates to fill any vacancies on the Board; evaluation of and recommendation to the Board of any changes to the authorized size of the Board; assignment and rotation of Board members to various Board committees; review and recommendation to the Board of revisions to the Corporate Governance Guidelines; oversight of the evaluation of the Board and its various committees; and assistance with the selection of candidates for future executive officers as well the promotion and changes in position of incumbent executive officers.

Generally, our Nominating and Governance Committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Once identified, the Nominating and Governance Committee will evaluate a candidate’s qualifications in accordance with our Corporate Governance Guidelines. Threshold criteria include: personal and professional integrity, ethics and values; absence of conflict of interest; fair and equal representation of all stockholders; commitment to promoting long term value of the company; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other members of the Board; diversity of background and perspective, including with respect to specialized business or career experience relevant to the success of the Company; practical and mature business judgment, including the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills.

If a stockholder wishes to propose a candidate for consideration as a nominee for election to the Board, it must follow the procedures described in our bylaws, the “Policy on Stockholder Recommendation of Candidates for Election as Directors” set forth as Appendix B of the Committee Charter, and in “Stockholder Proposals and Nominations for Director” elsewhere in this proxy statement. In general, persons recommended by stockholders will be considered in accordance with our Corporate Governance Guidelines. Any such recommendation should be made in writing to the Nominating and Governance Committee, care of our Secretary at our principal office and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made:

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all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);
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certain biographical and share ownership information about the stockholder and any other proponent, including a description of any derivative transactions in the Company’s securities;
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a description of certain arrangements and understandings between the proposing stockholder and any beneficial owner and any other person in connection with such stockholder nomination; and
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a statement whether or not either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of voting shares sufficient to carry the proposal.
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The recommendation must also be accompanied by the following information concerning the proposed nominee:
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certain biographical information concerning the proposed nominee;

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all information concerning the proposed nominee required to be disclosed in solicitations of proxies for election of directors;
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certain information about any other security holder of the Company who supports the proposed nominee;
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a description of all relationships between the proposed nominee and the recommending stockholder or any beneficial owner, including any agreements or understandings regarding the nomination; and
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additional disclosures relating to stockholder nominees for directors, including completed questionnaires and disclosures required by our Bylaws.

A copy of the Nominating and Governance Committee’s written charter is publicly available on the Company’s website at www.synlogictx.com.

Board Leadership Structure and Role in Risk Oversight

Leadership Structure of the Board

Our Board has separated the positions of Chairman of the Board and Principal Executive Officer. Separating these positions allows our Principal Executive Officer to focus on our day-to-day business, while allowing the Chairman of our Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Our Board recognizes the time, effort and energy that the Principal Executive Officer is required to devote to such position in the current business environment, as well as the commitment required to serve as Chairman of our Board, particularly as the Board’s oversight responsibilities continue to grow. While our bylaws and corporate governance guidelines do not require that the Chairman and Principal Executive Officer positions be separate, our Board believes that having separate positions and having an independent outside director serve as Chairman is the appropriate leadership structure for us currently. Our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Role of Board in Risk Oversight Process

Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with our Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and the Audit Committee is responsible for overseeing our major financial risk exposures, information technology, cybersecurity and other risks, and the steps management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related-persons transactions. Our Nominating and Governance Committee monitors the effectiveness of our corporate governance. The Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Corporate Responsibility

We are committed to developing transformative medicines for patients in a socially responsible and sustainable manner.

Social and Human Capital:

We believe in encouraging employees to be lifelong learners by providing ongoing learning and leadership training opportunities which helps us to promote key talent from within. Our total rewards philosophy has been to invest in our workforce by offering a competitive compensation and benefits package. We provide employees with compensation packages that include base salary, annual incentive bonuses and long-term equity incentive awards. Our equity incentive awards ensure alignment between our employees and shareholders and encourage an ownership mentality. We also recognize success through an ongoing peer-to-peer and manager-led recognition program, and annual awards aligned to our goals and values.

We also offer comprehensive employee benefits, such as life, disability and health insurance, health savings and flexible spending accounts, paid time off, a 401(k) plan with market-competitive company matching contributions, and an Employee Stock Purchase Plan (ESPP). It is our express intent to be an employer of choice in our industry by providing a market-competitive compensation and benefits package.

We have always invested, and will continue to invest, in the health, safety, and wellness of our employees. We provide our employees with access to a variety of innovative, flexible, and convenient health and wellness programs. Program benefits are intended to provide protection and security, so employees can have peace of mind concerning events that may require time away from work or that may impact their financial well-being. We provide an Employee Assistance Program (“EAP”) which provides consultation, referrals and resources to help employees and their household manage everyday life and work challenges. We also reimburse for fitness and other similar programs, as well as offer periodic health challenges to encourage health and well-being.

Governance, Ethics, and Compliance:

Our Board is committed to corporate governance, risk oversight, and ethics and compliance. Our Board has adopted Corporate Governance Guidelines, which present a framework for good corporate governance practices. The Board has also adopted a Code of Conduct and Business Ethics for all directors, officers and employees as well as a hotline and Whistleblower Policy applicable to its employees that provides for protection from retaliation due to reporting issues relating to compliance with applicable laws and regulations. We also provide for continuing education for Directors, have ensured we maintain a separate Principal Executive Officer and Chair Role, and have full independence among standing members of Audit, Compensation and Nominating and Corporate Governance committees, and regular Board and Committee self-evaluation.

We will continue to evolve and strengthen our corporate responsibility efforts and anticipate reporting on other measures over time.

Insider Trading Policy and Prohibition on Hedging

We have an insider trading policy that, among other things, governs the buying and selling of our securities by all of our personnel, including directors, officers, employees and consultants and certain other covered persons. Our policy is designed to prevent violations of insider trading laws by our personnel and to avoid even the appearance of improper conduct in this regard by our personnel. The policy prohibits covered persons from purchasing, selling, or otherwise disposing of our securities while in possession of material non-public information (except in limited circumstances, such as pursuant to a previously established trading plan). In addition, the policy prohibits all employees (including executives and directors) from engaging in any transaction in which they may profit from short-term speculative swings in the value of our securities, including any of the following activities: (1) “short sales” (selling borrowed securities that the seller hopes can be purchased at a lower price in the future) of our securities; (2) use of our securities to secure a margin or other loan; (3) transactions in our securities involving straddles, collars or other similar risk reduction or hedging devices; and (4) transactions in publicly traded options relating to our securities (i.e., options that are not granted by us). The policy includes quarterly and other trading blackouts and sets forth the procedures covered persons must follow before transacting in our securities, including pre-clearance by our Principal Executive Officer of all transactions by executive officers, directors, employees and certain other covered persons, as well as members of their households. Although we have not adopted an insider trading policy governing the purchase, sale, and/or other disposition of our securities by the Company, as part of the oversight of risk, the Board, or one or more of its Committees, approves any transaction, plan or arrangement by or with the Company with respect to our securities on a case-by-case basis, and as part of their procedures to review and approve any such transaction, plan or arrangement, the Board or Committee consults with legal counsel to ensure compliance with applicable insider trading laws, rules and regulations, and listing standards. A copy of the policy is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024 as filed with the SEC.

Clawback Policy

On September 20, 2023, our Board adopted a Clawback Policy to comply with the new Clawback rules and listing standards promulgated by the SEC and Nasdaq Stock Market, respectively. The Clawback Policy generally provides that we will seek to recover, in the event of a required accounting restatement, excess incentive compensation received by covered officers where that compensation is based on erroneously reported financial information, regardless of fault or misconduct.

Stockholder Communications to the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department at (617) 659-2802. However, any stockholders who wish to address questions regarding our business with our Investor Relations Department or directly with the Board, or any individual director, should direct his or her questions in writing to the Chairman of the Board at

Synlogic, Inc., PO Box 30, Winchester, MA 01890. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as: junk mail and mass mailings, resumes and other forms of job inquiries, surveys, and solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Executive Officers

The following table sets forth certain information regarding our executive officer who is not also a director as of October 31, 2025. We have an employment agreement with our executive officer.

Name	Age	Position
Mary Beth Dooley	44	Principal Executive Officer and Principal Financial Officer

Mary Beth Dooley has served as our Principal Executive Officer since January 1, 2025, our Principal Financial Officer since March 18, 2024, and she previously served as our Head of Finance since November 2023 and prior to that as our Controller since June 2018. She is responsible for leading the Company’s financial strategy, planning, corporate accounting and operations. Prior to joining Synlogic, Ms. Dooley worked as a senior manager of financial planning analysis at Idera Pharmaceuticals from July 2014 to May 2018, and prior to that, as an associate with PricewaterhouseCoopers from September 2012 to July 2014. Prior to joining PricewaterhouseCoopers, she served as an Assistant Vice President at Boston Private Bank & Trust Company, in the Investment Management & Trust Department. Ms. Dooley received a B.S. in Economics from Bates College and an M.B.A. and a M.S. in Accounting from Northeastern University.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table presents information regarding the total compensation paid or earned during the last two fiscal years for (1) each person who served as our Principal Executive Officer during the year ended December 31, 2024, (2) our next most highly-compensated executive officers during the year ended December 31, 2024, who were serving as executive officers as of December 31, 2024, and (3) a former executive officer of the Company who was one of our two next most highly-compensated executive officers during the year ended December 31, 2024, but was not serving as an executive officer as of December 31, 2024 (collectively the “Named Executive Officers”). There were only three persons that served as executive officers of the Company during 2024, one of whom resigned prior to December 31, 2024 and another who resigned on December 31, 2024.

	Year	Salary ($)	Stock Awards (1) ($)	Option Awards (2) ($)	Non-Equity Incentive Plan Compensation (3) ($)	All Other Compensation (4) ($)	Total ($)
Mary Beth Dooley	2024	325,000	53,640	—	97,500	10,350	486,490
Principal Executive Officer and Principal Financial Officer (5)	2023	303,125	8,407	26,269	85,800	9,900	433,502
Antoine Awad	2024	437,712	130,748	—	—	689,858	1,258,318
Former Principal Executive Officer (6)	2023	422,910	—	121,208	148,864	8,552	701,534
Aoife M. Brennan, MB, BCh, BAO, MMSc	2024	119,217	290,550	—	—	710,660	1,120,427
Former President and Chief Executive Officer (7)	2023	612,981	—	312,723	286,569	9,900	1,222,173

(1) The amounts reported represent the aggregate grant date fair value of restricted stock awards granted as estimated pursuant to FASB ASC 718, Compensation - Share based compensation (ASC 718). See Note 10 of our Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2024 for the assumptions used in calculating this amount.

(2) The amounts reported represent the aggregate grant date fair value of option awards granted as estimated pursuant to FASB ASC 718, Compensation - Share based compensation (ASC 718) and for 2023, the incremental fair value of option awards computed as of the repricing date in accordance with ASC 718. See Note 10 of our Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2024 for the assumptions used in calculating this amount.

(3) The amounts reported represent bonuses paid based on the Board’s determination of achievement of pre-established performance criteria as outlined in each individual employment agreement for the years ended December 31, 2024 and 2023, as indicated.

(4) Amount represents employer matching contribution to the named executive officer’s account under the 401(k) plan for the years ended December 31, 2024 and 2023. For Mr. Awad, this amount also consists of a lump-sum severance payment equal to $667,511 consisting of (i) an amount equal to his 2024 annual bonus equal to 100% of his target 2024 bonus ($175,085), (ii) an amount equal to six months of his base salary ($218,856), (iii) a retention bonus equivalent to seventy-five percent of his base salary for each month of service to the Company between March 1, 2024 and December 31, 2024 ($273,570) and (iv) continued health insurance coverage received in connection with his separation agreement, paid on January 31, 2025. For Dr. Brennan, this amount also consists of a lump-sum severance payment equal to $693,632 consisting of (i) an amount equal to her 2024 annual bonus equal to 100% of her target 2024 bonus, pro-rated by the number of days employed in 2024 ($65,327), (ii) an amount equal to twelve months of her base salary ($628,305) and (iii) continued health insurance coverage received in connection with her separation agreement, paid on March 15, 2024. All amounts listed here are before any applicable payroll and withholding taxes.

(5) Ms. Dooley served as our Head of Finance beginning in November 2023 and was appointed Principal Financial Officer in March 2024. Ms. Dooley was appointed Principal Executive Officer and Principal Financial Officer effective January 2025.

(6) Mr. Awad resigned as our Principal Executive Officer on and effective as of December 31, 2024.

(7) Dr. Brennan resigned as our President and Chief Executive Officer on and effective as of March 9, 2024.

Narrative Disclosure to Summary Compensation Table

Historically, our executive compensation program has reflected our innovative and growth-oriented corporate culture and is designed to attract, retain and incentivize and align executives with both short- and long-term company objectives. To date, the compensation of our Chief Executive Officer and our other executive officers has consisted of a combination of base salary, cash bonuses and long-term incentive compensation paid in the form of equity. The named executive officers, like all full-time employees, are eligible to participate in our health and welfare benefit plans. We will continue to evaluate our compensation values and philosophy and compensation plans and arrangements as circumstances require. We will review executive compensation from time to time at the discretion of the Compensation Committee or the Board. As part of this review process, the

Board and Compensation Committee will apply our Company values and compensation philosophy, while considering the compensation levels needed to ensure the organization’s executive compensation program remains competitive and aligns incentives with the goals of the organization.

Base Salary

In November 2023, the former President and Chief Executive Officer approved a promotion for Ms. Dooley as the Head of Finance, at the Vice President level, effective as of November 16, 2023, resulting in an annual base salary of $325,000 for Ms. Dooley, which amount has remained in effect through Ms. Dooley’s subsequent appointments to Principal Financial Officer and Principal Executive Officer in March 2024 and January 2025, respectively. In February 2024, the Compensation Committee and the Board approved an annual increase in base salaries for certain employees effective as of January 1, 2024, resulting in an annual base salary of $628,306 for Dr. Brennan, and an annual base salary of $437,712 for Mr. Awad. As a result of our decision to discontinue Synpheny-3, our pivotal study of our lead product candidate, labafenogene marselecobac (SYNB1934), as a potential treatment for PKU and significantly reduce our operations and the workforce, the Company and the Board did not increase base salaries in 2025.

Annual Bonuses

Our employment agreements with our executive officers provide for the opportunity to earn a cash bonus based upon achievement of both corporate and individual goals determined by the Board based on a target percentage of annual base salary. The Board approved a 2024 bonus for employees, equal to 100% of their individual target 2024 bonus, pro-rated by the number of days employed in 2024. Ms. Dooley received 100% of her target 2024 bonus, in the amount of $97,500.

In February 2024, the Board awarded Dr. Brennan a cash bonus of $286,569, which represented 47% of her annual base salary, in recognition of her services provided in the year ended December 31, 2023 and in accordance with the terms of her employment agreement and bonus assessment. In February 2024, the Board awarded Mr. Awad a cash bonus of $148,864, which represented 35% of his annual base salary in recognition of his services provided in the year ended December 31, 2023 and in accordance with the terms of his employment agreement and bonus assessment. In February 2024, the Board awarded Ms. Dooley a cash bonus of $85,800, which represented 26% of her annual base salary in recognition of her services provided in the year ended December 31, 2023 and in accordance with the terms of her employment agreement and bonus assessment.

Equity Awards

In January 2024, we granted the following options to our named executive officers: Dr. Brennan was granted 65,000 restricted stock awards, Mr. Awad was granted 29,250 restricted stock awards, and Ms. Dooley was granted 12,000 restricted stock awards. The restricted shares under these awards are scheduled to vest in equal annual installments starting January 31, 2025 through January 31, 2026, subject to the recipient’s continued service to the company through each vesting period. In January 2024, we also granted 65,000 restricted stock awards to Dr. Brennan and 29,250 restricted stock awards to Mr. Awad, as part of a performance award plan and were scheduled to vest when specific performance criteria were met. As a result of our decision to discontinue Synpheny-3, significantly reduce operations and the workforce, the restricted stock awards associated with the performance award plan were cancelled in February 2024.

In March 2023, we granted the following options to our named executive officers: Ms. Dooley was granted 3,612 time-based vesting options and 904 restricted stock awards. The time-based vesting options vest in equal monthly installments over four years and the restricted shares under these awards are scheduled to vest in equal annual installments starting April 1, 2024 through April 1, 2027. Dr. Brennan was granted 42,999 time-based vesting options and 8,666 performance-based vesting options and Mr. Awad was granted 16,666 time-based vesting options. Each option award had an exercise price of $9.30 per share. The time-based vesting options vest in equal monthly installments over four years and the performance-based vesting options vest upon achievement of certain clinical and regulatory developments. In November 2023, as previously reported, we approved a one-time stock option repricing of outstanding options, including certain options held by our named executive officers. The exercise price of each repriced option was amended to reduce such exercise price to $1.85, the closing price per share of our common stock on November 10, 2023, the repricing date.

Aoife M. Brennan, MB, BCh, BAO, MMSc

In connection with her appointment as President and Chief Executive Officer in October 2018, we entered into an amended and restated employment arrangement with Dr. Brennan, which was further amended in December 2023 (the “Amended and Restated Employment Agreement”), pursuant to which Dr. Brennan was entitled to receive (i) an annual base salary of $490,000 commencing as of October 2, 2018 (the “CEO Salary”), (ii) a target bonus of 40% of the CEO Salary and (iii) a one-time grant of an option to purchase an aggregate of 150,000 shares of common stock at an exercise price of $7.91 (the fair market value on the date of the grant), which option vests as to one-fourth of the shares on the first anniversary of Dr. Brennan’s start date as President and Chief Executive Officer and as to the remainder in equal monthly installments for the following 36 months. In March 2024, the Board, upon recommendation of the Compensation Committee, approved an increase in Dr. Brennan’s base salary to $628,306, effective as of January 1, 2024.

On February 17, 2024, we entered into a separation agreement with Dr. Brennan, pursuant to which Dr. Brennan’s employment terminated effective March 9, 2024 (the “Brennan Separation Agreement”). Pursuant to the Brennan Separation Agreement, Dr. Brennan received a lump-sum severance payment equal to $693,632 consisting of (i) an amount equal to her 2024 annual bonus equal to 100% of her target 2024 bonus, pro-rated by the number of days employed in 2024, ($65,327) and (ii) and amount equal to twelve months of her base salary ($628,305). Dr. Brennan is also entitled to continued health insurance coverage for up to twelve months following her departure.

On March 7, 2024, we entered into a consulting agreement with Dr. Brennan, pursuant to which Dr. Brennan will receive a consulting fee of five-hundred and fifty dollars ($550) per hour. Dr. Brennan's current equity grants will continue to vest during the consulting period according to the applicable vesting schedule set forth in the original grant agreements, but shall otherwise remain subject to the original terms and conditions of such equity grants. Any unvested equity upon the termination of this agreement will be forfeited. We or Dr. Brennan may terminate this agreement by giving thirty (30) days prior written notice to the other party or immediately in the case of material breach.

Antoine Awad

We entered into an employment agreement with Mr. Awad in December 2018 as Head of Technical Operations, which initially provided for (i) an annual base salary of $325,000 commencing as of December 17, 2018, (ii) a target bonus of 30% of his base salary based on the achievement of corporate and/or individual performance goals, as determined by the Board, (iii) a one-time grant of an option to purchase an aggregate of 55,000 shares of common stock at an exercise price of $8.69 (the fair market value on the date of the grant), which option vests as to one-fourth of the shares on the first anniversary of Mr. Awad’s start date as Head of Technical Operations and as to the remainder in equal monthly installments for the following 36 months, and (iv) a sign-on bonus in the amount of $25,000, less any applicable withholding or other taxes, paid out by December 31, 2018.

In connection with his appointment as Chief Operating Officer in July 2020, the Compensation Committee, approved: (1) an increase in Mr. Awad’s base salary to $376,000, effective as of July 1, 2020, (ii) a target bonus of 40% and (iii) a grant of an option to purchase an aggregate of 70,000 shares of the Company’s common stock at an exercise price of $1.85 (the fair market value on the date of the grant) which option vests in equal monthly installments for 48 months. In March 2024, the Board, upon recommendation of the Compensation Committee, approved an increase in Mr. Awad’s base salary to $437,712, effective as of January 1, 2024. On March 18, 2024, the Board appointed Mr. Awad as the Principal Executive Officer.

On December 17, 2024, we entered into a separation agreement with Antoine Awad, Principal Executive Officer, pursuant to which Mr. Awad's employment terminated effective December 31, 2024 (the “Awad Separation Agreement”). Pursuant to the Awad Separation Agreement, Mr. Awad received a lump-sum severance payment equal to $667,511 consisting of (i) an amount equal to his 2024 annual bonus equal to 100% of his target 2024 bonus ($175,085), (ii) an amount equal to six months of his base salary ($218,856) and (iii) a retention bonus equivalent to seventy-five percent of his base salary for each month of service to the Company between March 1, 2024 and December 31, 2024 ($273,570). Mr. Awad is also entitled to continued health insurance coverage for up to six months following his departure.

On December 17, 2024, we entered into a consulting agreement with Antoine Awad, effective January 1, 2025, pursuant to which Mr. Awad will receive a consulting fee of three-hundred and fifty dollars ($350) per hour. Mr. Awad's current equity grants will continue to vest during the consulting period according to the applicable vesting schedule set forth in the original grant agreements, but shall otherwise remain subject to the original terms and conditions of such equity grants. Any unvested equity upon the termination of this agreement will be forfeited. We or Mr. Awad may terminate this agreement by giving thirty (30) days prior written notice to the other party or immediately in the case of material breach.

Outstanding Equity Awards at Fiscal Year End

The following table presents the equity awards outstanding on the last day of December 31, 2024 to each of the NEOs. All equity awards set forth in the table below were granted under the 2015 Stock Incentive Plan except for the awards with a grant date of October 28, 2022 which were granted under the 2017 Equity Incentive Award Plan.

			Option Awards				Stock Awards
		Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (1) ($)
Mary Beth Dooley		6/29/2018	333	-	$1.85	6/29/2028
Principal Executive Officer and Principal Financial Officer		11/30/2018	200	-	$1.85	11/30/2028
		3/5/2019	466	-	$1.85	3/5/2029
		3/10/2020	625	-	$1.85	3/10/2030
		3/10/2020	500	-	$1.85	3/10/2030
	(2)	3/10/2021	1,909	174	$1.85	3/10/2031
	(3)	3/10/2021					67	$94
	(4)	2/4/2022	2,312	943	$1.85	2/4/2032
	(5)	2/4/2022					406	$568
	(6)	9/30/2022	2,212	1,704	$1.85	9/30/2023
	(7)	10/28/2022					533	$746
	(8)	3/16/2023	1,508	2,104	$1.85	3/16/2033
	(9)	3/16/2023					678	$949
	(10)	1/2/2024					12,000	$16,800
Antoine Awad		2/28/2019	3,666	-	$1.85	2/28/2029
Former Principal Executive Officer		3/5/2019	666	-	$1.85	3/5/2029
		3/10/2020	4,666	-	$1.85	3/10/2030
		7/14/2020	4,666	-	$1.85	7/14/2030
	(2)	3/10/2021	4,276	390	$1.85	3/10/2031
	(3)	3/10/2021					291	$407
	(4)	2/4/2022	7,812	3,219	$1.85	2/4/2032
	(5)	2/4/2022					1,360	$1,904
	(8)	3/16/2023	6,946	9,720	$1.85	3/16/2033
	(10)	1/2/2024					29,250	$40,950
Aoife M. Brennan, MB, BCh, BAO, MMSc	(2)	3/10/2021	11,654	1,583	$1.85	3/10/2031
Former President and Chief Executive Officer	(3)	3/10/2021					1,188	$1,663
	(4)	2/4/2022	4,824	8,441	$1.85	2/4/2032
	(5)	2/4/2022					3,564	$4,990
	(8)	3/16/2023	7,168	25,079	$1.85	3/16/2033
	(10)	1/2/2024					65,000	$91,000

(1) The market value of the stock awards is determined by multiplying the number of shares by $1.40, the closing price of our common stock on the Nasdaq Global Market on December 31, 2024, the last trading day of our fiscal year.

(2) The unvested shares under this option are scheduled to vest in approximately equal monthly installments through April 1, 2025.

(3) The restricted shares under this award are scheduled to vest in equal annual installments starting April 1, 2021 through April 1, 2025.

(4) The unvested shares under this option are scheduled to vest in approximately equal monthly installments through February 4, 2026.

(5) The restricted shares under this award are scheduled to vest in equal annual installments starting April 1, 2022 through April 1, 2026.

(6) The unvested shares under this option are scheduled to vest in approximately equal monthly installments through September 16, 2026.

(7) The restricted shares under this award are scheduled to vest in equal annual installments starting October 28, 2023 through October 28, 2025.

(8) The unvested shares under this option are scheduled to vest in approximately equal monthly installments through April 1, 2027.

(9) The restricted shares under this award are scheduled to vest in equal annual installments starting April 1, 2024 through April 1, 2027.

(10) The restricted shares under this award are scheduled to vest in equal annual installments starting January 31, 2025 through January 31, 2026.

Employment Agreements and Potential Payments Upon Termination of Employment or Change in Control

The Company has entered into employment agreements with each of our named executive officers as described below, as well as standard confidential information and/or inventions assignment agreements under which each of the named executive officers has agreed not to disclose confidential information. These employment agreements provide for “at will” employment.

Mary Beth Dooley

Ms. Dooley previously entered into an offer letter with us dated April 11, 2018 (the “Offer Letter”). On December 19, 2024 we entered into an employment agreement (the "Employment Agreement") with Ms. Dooley, in connection with her appointment as the Principal Executive Officer and Principal Financial Officer, effective January 1, 2025. In connection with the employment agreement, Ms. Dooley was entitled to receive (i) current base salary of $325,000 per annum, (ii) a target bonus of 30% of her salary for 2024, and (iii) is eligible to receive a retention bonus in an amount equal to 75% of her base salary for each month of service to the Company between March 1, 2024 and the month in which the Company consummates a Change in Control, provided Ms. Dooley remains employed through such date, and if earlier, the month in which the Company terminates her employment without Cause or she resigns her employment with Good Reason under Section 6(c) of this Employment Agreement, in each case subject to her entering into a Separation Agreement in accordance with Section 6(d) of this Employment Agreement (the “Retention Bonus”).

Ms. Dooley's employment agreement, provides that, in the event that Ms. Dooley's employment is terminated for any reason other than for “cause,” death or “disability,” or by Ms. Dooley for “good reason” (each as defined in her employment agreement), she will be entitled to receive (i) continuing severance pay at a rate equal to 100% of her base salary, as then in effect, for a period of nine months from the date of such termination, to be paid periodically in accordance with normal Company payroll practices; (ii) the right to continue health care benefits under COBRA, paid by the Company until the earlier of (a) nine months from termination, or (b) the date on which Ms. Dooley becomes eligible for healthcare insurance with a subsequent employer, and (iii) a retention bonus, if not yet payable under Section 3(b) due to the Company's consummation of a Change in Control. Upon the earlier of (A) the filing of a certificate of corporate dissolution with the Delaware Secretary of State, (B) the closing of a Change in Control or (C) the termination of Ms. Dooley's employment by the Company without Cause or her resignation with Good Reason under Section 6(c) of this Agreement, the unvested portion of each Equity Grant shall accelerate and become fully vested and exercisable in accordance with the terms of the applicable award agreement.

The following definitions apply to the employment agreements with Ms. Dooley:

“Cause” is defined as the executive’s (i) conviction of a felony, plea of guilty or “no contest” to a felony, or confession of guilt to a felony, in each case whether or not in connection with the performance of the executive’s duties to the Company; (ii) act or omission which constitutes willful misconduct or negligence that results in loss, damage or injury to the Company or its prospects, including, but not limited to (A) disloyalty, dishonesty or a breach of fiduciary duty to the Company or Stockholders, (B) theft, fraud, embezzlement or other illegal conduct, or (C) deliberate disregard of a rule or policy of the Company; (iii) failure, refusal or unwillingness to perform, to the reasonable satisfaction of the Board determined in good faith, any duty or responsibility assigned to the executive, which failure of performance continues for a period of more than two weeks after written notice thereof has been provided by the Board, setting forth in reasonable detail the nature of such failure of performance; or (iv) the material breach by the executive of any of the provisions of the employment agreement or its related agreements.

“Good reason” is defined as a resignation that occurs within 30 days following: (i) a change in the principal location at which the executive provides services to the Company beyond 50 miles from Cambridge, Massachusetts; (ii) a reduction in the executive’s compensation or a material reduction in the executive’s benefits, except such a reduction in connection with a general reduction in compensation or other benefits of all senior executives of the Company; (iii) a material breach of the executive’s employment agreement by the Company that has not been cured within 10 days after written notice thereof by the executive; or (iv) a failure by the Company to obtain the assumption of the employment agreement by any successor of the Company.

“Disability” is defined as the executive’s inability, due to physical or mental illness or disease, to perform the functions then performed by the executive for 180 consecutive days, accompanied by the likelihood, in the opinion of a physician chosen by the Company and reasonably acceptable to the executive, that the executive will be unable to perform such functions within the reasonably foreseeable future, provided that the foregoing definition shall not include a disability for which the Company is required to provide reasonable accommodation pursuant to the Americans with Disabilities Act or other similar statute or regulation.

“Change in control” is defined as a transaction or a series of related transactions in which: (i) all or substantially all of the assets of the Company are transferred to any “person” or “group” (as such terms are defined in Section 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)); (ii) any person or group, other than a person or group who prior to such acquisition is a “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of any of the Company’s equity, becomes the “beneficial owner”, directly or indirectly, of the Company’s outstanding equity representing more than 50% of the total voting power of the Company’s then-outstanding equity; or (iii) the Company undergoes a merger, reorganization or other consolidation in which the holders of the outstanding equity of the Company immediately prior to such merger, reorganization or consolidation directly or indirectly own less than 50% of the surviving entity’s voting power immediately after the transaction, provided further that the transaction or transactions meet all of the requirements set forth in Treasury Regulation §1.409A-3(i)(5)(v).

Other Benefits

Executive officers are eligible to participate in all of the Company’s employee benefit plans, including medical, dental, vision, group life, short and long-term disability, a 401(k) retirement plan, and an Employee Stock Purchase Plan (ESPP), in each case on the same basis as other employees, subject to applicable laws. We also provide paid-time-off benefits to all employees, including our executive officers.

401(k) Retirement Plan

We maintain a defined contribution retirement plan for our eligible employees. Employees are eligible to participate in the plan beginning on their date of hire. Under the terms of the plan, employees may make voluntary contributions as a percentage of compensation, up to statutory limits. Under our 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan’s trustee. Our 401(k) plan also permits us to make discretionary and matching contributions, subject to established limits. We started to match employee contributions effective January 1, 2019. We match 50% of the employee contributions to the 401(k) plan up to a maximum of 6% of the participating employee’s eligible earnings, resulting in a maximum company match of 3% of the participating employee’s eligible earnings, and subject to certain additional statutory dollar limitations.

SYNLOGIC DIRECTOR COMPENSATION

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2024 to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our Board.

	Fees Earned or Paid in Cash (1)	Option Awards (2)
	($)	($)
Peter Barrett, Ph.D. (3)	81,500	—
Michael Burgess, MB, CHB, Ph.D. (4)	12,179	—
James Flynn (5)	31,222	5,499
Michael Heffernan (6)	55,500	—
Patricia Hurter, Ph.D. (3) (7)	10,533	—
Lisa Kelly-Croswell (8)	12,289	—
Nick Leschly (9)	45,000	—
Edward Mathers (10)	45,000	—
Richard P. Shea (11)	55,000	—

(1) Amounts represent fees earned during 2024 under our Non-Employee Director Compensation Policy.

(2) The amount reported represents the aggregate grant date fair value of option awards granted as estimated pursuant to FASB ASC 718, Compensation - Share based compensation (ASC 718). See Note 10 of the Company’s Financial Statement included in our Annual Report on Form 10-K for the year ended December 31, 2024 for the assumptions used in calculating this amount. In February 2024, in connection with the Company’s restructuring the Board elected to forego the option grants as a cost-saving measure. Mr. Flynn was awarded an option to purchase 4,000 shares of our common stock upon his initial appointment to the Board in March 2024.

(3) Dr. Barrett and Dr. Hurter elected to receive their 2024 compensation in the form of a stock grant pursuant to the Company’s Amended and Restated Non-Employee Director Compensation Program. Dr. Barrett had 56,044 option awards outstanding at December 31, 2024 and Dr. Hurter had no option awards outstanding at December 31, 2024. Dr. Hurter resigned from the Board on March 20, 2024.

(4) Dr. Burgess resigned from the Board on March 20, 2024. Dr. Burgess had no option awards outstanding at December 31, 2024.

(5) Mr. Flynn had 4,000 option awards outstanding at December 31, 2024.

(6) Mr. Heffernan resigned from the Board on February 20, 2024. Mr. Heffernan had 6,800 options outstanding at December 31, 2024.

(7) Dr. Hurter resigned from the Board on March 20, 2024. Dr. Hurter had no option awards outstanding at December 31, 2024.

(8) Ms. Lisa Kelly-Croswell resigned from the Board on March 20, 2024. Ms. Kelly-Croswell had no option awards outstanding at December 31, 2024.

(9) Mr. Leschly resigned from the Board on January 10, 2025. Mr. Leschly had 9,728 option awards and 1,543 restricted shares outstanding at December 31, 2024.

(10) Mr. Mathers had 8,465 option awards outstanding at December 31, 2024.

(11) Mr. Shea had 8,464 option awards outstanding at December 31, 2024.

Pursuant to our Amended and Restated Non-Employee Director Compensation Program, which was amended and restated on April 26, 2025 (the "Amended Policy"), each of our non-employee directors shall be automatically granted, on the date of the annual meeting of the Company’s stockholders or such other date as may be determined by the Board (the “Grant Date”), an award of 15,000 shares of restricted stock (the “Awards”) under the Equity Plan in consideration of the Non-Employee Director’s past and/or continued employment with or service to the Company, and for other good and valuable consideration. Each Award shall vest and become exercisable on December 15 of the year in which the grant is made, subject to such director continuing to provide services to the Company through each such vesting date. Pursuant to the Amended Policy, all of the Awards granted to a non-employee director, and any other stock options or other equity-based awards outstanding and held by the non-employee director, shall vest and, if applicable, become exercisable with respect to one hundred percent (100%) of the shares subject thereto immediately prior to the occurrence of a Change in Control (as defined in the Equity Plan), to the extent outstanding at such time. We reimburse our non-employee directors for all reasonable and customary business expenses incurred providing services to us in accordance with Company policy. Pursuant to our Amended Policy, no cash compensation is awarded to our non-employee directors for their service on our Board.

PAY VERSUS PERFORMANCE

The following table shows the relationship between executive compensation actually paid to Dr. Aoife Brennan, our former Chief Executive Officer and Principal Executive Officer (“PEO”), Mr. Antoine Awad, our former Principal Executive Officer (“PEO”) and our other named executive officers (“NEOs”), excluding the PEO, and certain financial performance of the Company during the fiscal years ended December 31, 2024, 2023 and 2022.

Year	Summary Compensation Table Total for Principal Executive Officer (“PEO”) (Brennan) (1)	Compensation Actually Paid to PEO (Brennan) (2)	Summary Compensation Table Total for Principal Executive Officer (“PEO”) (Awad) (3)	Compensation Actually Paid to PEO (Awad) (4)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (“NEOs”) (5)	Average Compensation Actually Paid to Non-PEO NEOs (6)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (“TSR”) (7)	Net Loss (thousands) (8)
(a)	(b)	(c)	(b)	(c)	(d)	(e)	(f)	(g)
2024	$1,120,427	$807,473	$1,258,318	$1,126,185	$486,490	$430,470	$4	$(23,359)
2023	$1,222,173	$808,642	$—	$—	$666,600	$492,639	$11	$(61,273)
2022	$1,684,449	$659,008	$—	$—	$876,852	$544,725	$31	$(66,147)

(1) The dollar amounts reported in column (b) are the amounts of total compensation reported for Dr. Aoife Brennan for 2024, 2023 and 2022 in the “Total” column of the Summary Compensation Table. Dr. Brennan resigned as our President and Chief Executive Officer on and effective as of March 9, 2024. Refer to “Executive Compensation—Summary Compensation Table”.

(2) The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Dr. Aoife Brennan for the fiscal years ended 2024, 2023 and 2022, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Dr. Brennan during the applicable years.

(3) The dollar amounts reported in column (d) are the amounts of total compensation reported for Mr. Antoine Awad for 2024 in the “Total” column of the Summary Compensation Table. Dr. Brennan resigned as our President and Chief Executive Officer on and effective as of March 9, 2024. Mr. Awad was appointed our Principal Executive Officer from March 18, 2024 to December 31, 2024. Refer to “Executive Compensation—Summary Compensation Table”.

4) The dollar amounts reported in column (e) represent the amount of “compensation actually paid” to Mr. Antoine Awad for the fiscal year ended 2024, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Awad during the applicable years.

The following adjustments were made to their total compensation for fiscal year 2024 to determine the compensation actually paid:

Dr. Aoife Brennan

Year	Reported Summary Compensation Table Total for PEO (Brennan) ($)	Reported Value of Equity Awards (a) ($)	Equity Award Adjustments (b) ($)	Compensation Actually Paid to PEO (Brennan) ($)
2024	$1,120,427	$290,550	$(22,404)	$807,473
2023	$1,222,173	$312,723	$(100,808)	$808,642
2022	$1,684,449	$812,364	$(213,078)	$659,008

Mr. Antoine Awad

Year	Reported Summary Compensation Table Total for PEO (Awad) ($)	Reported Value of Equity Awards (a) ($)	Equity Award Adjustments (b) ($)	Compensation Actually Paid to Second PEO (Awad) ($)
2024	$1,258,318	$130,748	$(1,385)	$1,126,185

(a) The grant date fair value of equity awards represents the sum of the totals of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b) The equity award adjustments for Dr. Brennan and Mr. Awad for the fiscal year 2024 are as follows:

Dr. Aoife Brennan

Year	Fair Value at Year End of Outstanding and Unvested Equity Awards Granted in the Year ($)	Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Total Equity Award Adjustments ($)
2024	$91,000	$(74,054)	$—	$(39,350)	$(22,404)
2023	$99,751	$(180,070)	$29,808	$(50,105)	$(100,808)
2022	$268,959	$(424,936)	$82,432	$(139,533)	$(213,078)

Mr. Antoine Awad

Year	Fair Value at Year End of Outstanding and Unvested Equity Awards Granted in the Year ($)	Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Total Equity Award Adjustments ($)
2024	$40,950	$(27,724)	$—	$(14,611)	$(1,385)

(5) The dollar amounts reported in column (f) represent the average of the amounts reported for our Company’s named executive officers as a group (excluding Dr. Brennan and Mr. Awad for the fiscal years 2024, 2023 and 2022) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Dr. Brennan and Mr. Awad for the fiscal years 2024, 2023 and 2022) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2024, Ms. Mary Beth Dooley; (ii) for 2023, Michael Jensen and Mr. Antoine Awad; and (iii) for 2022, Michael Jensen and Mr. Antoine Awad.

(6) The dollar amounts reported in column (g) represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Dr. Brennan and Mr. Awad for the fiscal years 2024, 2023 and 2022), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding Dr. Brennan and Mr. Awad for the fiscal years 2024, 2023 and 2022) during the applicable year. The following adjustments were made to average total compensation for the named executive officers as a group (excluding Dr. Brennan and Mr. Awad) for the fiscal year 2024 to determine the compensation actually paid.

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Average Reported Value of Equity Awards ($)	Average Equity Award Adjustments (a) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	$486,490	$53,640	$(2,380)	$430,470
2023	$666,600	$109,085	$(64,876)	$492,639
2022	$876,852	$371,107	$38,980	$544,725

(a) The amounts deducted or added in calculating the total average equity award adjustments for the NEOs (excluding Dr. Brennan and Mr. Awad) for the fiscal year 2024 are as follows:

Year	Average Fair Value at Year End of Outstanding and Unvested Equity Awards Granted in the Year ($)	Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Average Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Total Average Equity Award Adjustments ($)
2024	$16,800	$(12,893)	$—	$(6,286)	$—	$(2,380)
2023	$19,291	$(32,611)	$10,411	$(17,509)	$(44,458)	$(64,876)
2022	$124,281	$(75,914)	$15,707	$(25,094)	$—	$38,980

(7) Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our share price at the end and the beginning of the measurement period by our share price at the beginning of the measurement period. No dividends were paid in 2022, 2023 or 2024.

(8) The dollar amounts reported represent the amount of net income (loss) reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with SEC rules) for a particular year. The charts and descriptions below provide an illustration of the relationship between compensation actually paid and (i) net income (loss) and (ii) TSR for the periods presented.

Compensation Actually Paid and Net Income (Loss)

Our company has not historically looked to net income (loss) as a performance measure for our executive compensation program. From 2022 to 2023, net loss decreased and the Compensation Actually Paid to our PEO increased while the Compensation Actually Paid to our Non-PEO NEOs decreased. From 2023 to 2024, net loss decreased and the Compensation Actually Paid to our PEO increased while the Compensation Actually Paid to our Non-PEO NEOs decreased.

Compensation Actually Paid and TSR

The chart below provides an illustration of the relationship between compensation actually paid and TSR for the periods presented.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2024.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	320,475	$11.23	864,122
Equity compensation plans not approved by security holders (2)	4,508	$58.24	87,370
Total	324,983	$11.88	951,492

(1) Consists of the 2015 Equity Incentive Award Plan (the “2015 Plan”) and the Synlogic, Inc. 2015 Employee Stock Purchase Plan, as amended (the “ESPP”). The 2015 Plan includes an “evergreen provision” that allows for an annual increase in the number of shares of common stock available for issuance under the 2015 Plan, which annual increase will be added on the first day of each fiscal year from 2016 through 2025, inclusive, and will be equal to the lesser of (i) five percent of the shares outstanding on the last day of the immediately preceding fiscal year and (ii) such smaller number of shares as determined by the Board of Directors. The ESPP includes an “evergreen provision,” allowing for an annual increase in the number of shares of common stock available for issuance on the first day of each year beginning in 2016 and ending in 2025 equal to the lesser of one percent (1%) of the shares outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and such smaller number of shares as determined by the Board.

(2) Consists of the Synlogic 2017 Stock Incentive Plan and the 2023 Inducement Equity Incentive Award Plan.

Summary Description of the Company’s 2015 Equity Incentive Award Plan

The 2015 Equity Incentive Award Plan (2015 Plan) functions as the primary equity plan for the Company. The 2015 Plan includes an “evergreen provision” that allows for an annual increase in the number of shares of common stock available for issuance under the 2015 Plan, which annual increase will be added on the first day of each fiscal year from 2016 through 2025, inclusive, and will be equal to the lesser of (i) five percent of the shares outstanding on the last day of the immediately preceding fiscal year and (ii) such smaller number of shares as determined by the Board of Directors. On January 1, 2024, the Company added 459,307 shares to the 2015 Plan pursuant to the “evergreen provision”. The 2015 Plan provides for the granting of a variety of stock-based compensation awards, including stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, deferred stock awards, dividend equivalent awards, stock payment awards, performance awards and other stock-based awards.

Summary Description of the Company’s Non-Stockholder Approved Equity Compensation Plan

The 2017 Stock Incentive Plan (the 2017 Plan) provides for the grant of incentive stock options, non-qualified stock options, restricted and unrestricted stock awards and other stock-based awards. Upon a merger, consolidation or sale of all or substantially all of our assets, the Board or any committee to which the Board delegates authority, or the Board of any corporation assuming our obligations, may, in its sole discretion, take any one or more of the following actions pursuant to the 2017 Plan, as to some or all outstanding awards, to the extent not otherwise agreed under any individual agreement provide that outstanding options will be assumed or substituted for options of the successor corporation; provide that the outstanding options must be exercised within a certain number of days, either to the extent the options are then exercisable, or at the Board’s discretion, any such options being made partially or fully exercisable; terminate outstanding options in exchange for a cash payment of an amount equal to the difference between (a) the consideration payable upon consummation of the corporate transaction to a holder of the number of shares into which such option would have been exercisable to the extent then exercisable, or in the Board’s discretion, any such options being made partially or fully exercisable, and (b) the aggregate exercise price of those options; provide that outstanding stock grants will be substituted for shares of the successor corporation or consideration payable with respect to our outstanding stock in connection with the corporate transaction; and terminate outstanding stock grants in exchange for payment of an amount equal to the consideration payable upon consummation of the corporate transaction to a holder of the same number of shares comprising the stock grant, to the extent the stock grant is no longer subject to any forfeiture or repurchase rights, or at the Board’s discretion, all forfeiture and repurchase rights being waived upon the corporate transaction. For purposes of determining such payments, in the case of a corporate transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair market value thereof as determined in good faith by the Board.

Summary Description of the Company’s 2015 Employee Stock Purchase Plan

The 2015 Employee Stock Purchase Plan (ESPP) allows eligible employees to purchase shares of the Company’s common stock at a discount through payroll deductions of up to 15% of their eligible compensation, subject to any plan limitations. The ESPP generally provides for set offering periods, and at the end of each offering period, employees are able to purchase shares at 85% of the lower of the fair market value of the Company’s common stock on the first trading day of the offering period or on the last trading day of the offering period. The Company suspended the ESPP in 2017. In December 2019, the Board reactivated the 2015 ESPP and approved an amendment to the ESPP to (i) reduce the permitted payroll deduction and number of shares of the Company’s common stock that a participant may purchase per calendar year and offering period under the ESPP and (ii) establish a period for enrollment for eligible participants. The reactivation of the 2015 ESPP was effective immediately. The Company’s executive officers are eligible to participate in the 2015 ESPP. The ESPP includes an “evergreen provision,” allowing for an annual increase in the number of shares of common stock available for issuance. On January 1, 2024, the Company added 91,861 shares to the ESPP pursuant to the “evergreen provision”. No shares of common stock were purchased under the ESPP during the year ended December 31, 2024.

Summary Description of the Company’s 2023 Inducement Equity Incentive Award Plan

The 2023 Inducement Equity Incentive Award Plan (the 2023 Inducement Plan) was established as of December 8, 2023 to provide for the granting of equity awards to individuals who were not previously employees of Synlogic, or following a bona fide period of non-employment, as an inducement material to such individuals’ entering into employment with Synlogic, pursuant to Nasdaq Listing Rule 5635(c)(4). No shares were issued under the 2023 Inducement Plan during the year ended December 31, 2024.

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board, which consists entirely of directors who meet the independence and experience requirements of Nasdaq, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.synlogictx.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of KPMG LLP. In fulfilling its responsibilities for the financial statements for fiscal year 2024, the Audit Committee took the following actions:

•
Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management and KPMG LLP, our independent registered public accounting firm;
•
Discussed with KPMG LLP the matters required to be discussed in accordance with PCAOB Auditing Standard No. 1301- Communications with Audit Committees; and
•
Received written disclosures and the letter from KPMG LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP communications with the Audit Committee and the Audit Committee further discussed with KPMG LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and KPMG LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

Members of the Synlogic Audit Committee: Richard P. Shea (Chairman), Peter Barrett, and James Flynn.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of the Company, arising out of the person’s services as a director or executive officer.

Change of Control and Severance Benefits Agreements

See the section entitled “Employment Agreements and Potential Payments Upon Termination of Employment or Change in Control” in this proxy statement.

Policies and Procedures for Related Party Transactions

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction.

ELECTION OF DIRECTORS

(Notice Item 1)

On October 24, 2025 the Board nominated Richard P. Shea and James Flynn for election at the annual meeting. Our Board currently consists of four members, classified into three classes as follows: (1) Richard P. Shea and James Flynn constitutes a class with a term ending at the 2025 annual meeting (2) Edward Mathers constitutes a class with a term ending at the 2026 annual meeting and (3) Peter Barrett, Ph.D. constitutes a class with a term ending at the 2027 annual meeting. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

The Board has voted to nominate each of Richard P. Shea and James Flynn, for election at the annual meeting for a term of three years to serve until the 2028 Annual Meeting of Stockholders, and until their respective successors are elected and qualified.

Unless authority to vote for these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Richard P. Shea and James Flynn. In the event that a nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

A plurality of the shares voted for the nominees at the Meeting is required to elect the nominees as a director.

THE BOARD RECOMMENDS THE ELECTION OF RICHARD P. SHEA AND JAMES FLYNN AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

(Notice Item 2)

We are seeking your advisory vote as required by Section 14A of the Exchange Act on the approval of the compensation of our named executive officers as described in the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our compensation committee or our board of directors. However, the compensation committee and the board of directors will review the voting results and take them into consideration when making future decisions regarding executive compensation. At our annual meeting, we will also be holding an advisory vote to determine the frequency upon which to approve the compensation of our named executive officers, and the next such advisory vote will occur depending on the results of the voting on such proposal.

Our compensation philosophy is designed to align each executive’s compensation with our short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies.

In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2025 Annual Meeting of stockholders:

“RESOLVED, that the compensation paid to the named executive officers of Synlogic, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve, on an advisory basis, this resolution.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

APPROVAL OF THE SYNLOGIC, INC. 2025 EQUITY INCENTIVE PLAN

(Notice Item 3)

General

Our Board is requesting that our stockholders approve the adoption of the Synlogic, Inc. 2025 Equity Incentive Plan (the “2025 Plan”), which was approved by our Board on November 11, 2025, effective upon stockholder approval at the Annual Meeting. If this proposal is approved:

• 1,000,000 new shares of our common stock will be reserved for issuance under the 2025 Plan;

• our 2015 Plan will be terminated; and

• up to 332,468 additional shares may be issued under the 2025 Plan if awards outstanding under the 2015 Plan are cancelled or expire on or after the date of the Annual Meeting.

As of November 11, 2025, a total of 1,345,911 shares of our common stock remain available for issuance under the 2015 Plan; options to purchase a total of 231,105 shares of common stock remain outstanding; and 101,363 restricted stock awards, subject to vesting, were outstanding. As of November 11, 2025, 89,468 shares have been issued upon the exercise of options granted under the 2015 Plan. As of November 11, 2025, the equity overhang, represented by (a) the sum of all outstanding stock options and other stock-based awards, plus the number of shares available for issuance pursuant to future awards under the 2015 Plan, as a percentage of (b) the sum of (i) the number of shares of our common stock outstanding as of November 11, 2025, plus (ii) the number of shares described in clause (a) above, was approximately 13%. If the 2025 Plan is approved by stockholders, the equity overhang would be approximately 10%.

The 2025 Plan will be administered as follows:

• No Liberal Share Recycling: Shares that are withheld to satisfy any tax withholding obligation related to any stock award or for payment of the exercise price or purchase price of any stock award under the 2025 Plan will not again become available for issuance under the Plan.

• No Discounted Options or Stock Appreciation Rights: Stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date except to replace equity awards due to a corporate transaction.

• No Repricing without Stockholder Approval: Other than in connection with corporate reorganizations or restructurings, at any time when the exercise price of a stock option or strike price of a stock appreciation right is above the fair market value of a share, the Company will not, without stockholder approval, reduce the exercise price of such stock option or strike price of such stock appreciation right and will not exchange such stock option or stock appreciation right for a new award with a lower (or no) purchase price.

• No Transferability: Equity awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the compensation committee.

• No Dividends: The 2025 Plan prohibits, for all award types, the payment of dividends or dividend equivalents before the vesting of the underlying award but permits accrual of such dividends or dividend equivalents to be paid upon vesting.

• Limits on Director Grants: The 2025 Plan limits the number of shares to be granted to any non-employee director in any calendar year such that in no event shall the aggregate grant date fair value of awards to be granted and other cash compensation paid to any non-employee director in any calendar year, exceed $750,000, increased to $1,000,000 in the year in which such non-employee director initially joins the Board of Directors.

Reasons for Approval of the 2025 Plan

Our Board and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. In accordance with the terms of the 2015 Plan, as of the tenth anniversary of the effective date of the 2015 Plan, incentive stock options may no longer be granted under the 2015 Plan. Our Board believes that adopting the 2025 Plan to succeed the 2015 Plan will allow the Company to meet its future granting needs.

The 2025 Plan will maintain and enhance the key policies and practices adopted by our management and Board to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that our 2025 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Our Board believes that if the 2025 Plan is approved by stockholders, the shares available for issuance under the 2025 Plan will result in an adequate number of shares of common stock being available for future awards under the 2025 Plan for ten additional years following the current year.

The 2025 Plan is being submitted to the stockholders for approval at the Annual Meeting in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

The following is a brief summary of the 2025 Plan. This summary is qualified in its entirety by reference to the text of the 2025 Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Summary of Material Features of our Plan.

Eligibility. The 2025 Plan allows us, under the direction of our Board, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards to employees, consultants and directors who, in the opinion of the Board, are in a position to make a significant contribution to our long-term success. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the 2025 Plan. As of November 11, 2025, there were 8 individuals eligible to participate in the 2025 Plan.

Shares Available for Issuance. The 2025 Plan provides for the issuance of up to 1,000,000 shares of our common stock plus a number of additional shares to be issued if awards outstanding under our 2015 Plan are cancelled or expire on or after the date of the Annual Meeting. During the period beginning in fiscal year 2026 and ending on the second day of fiscal year 2035, on each January 1, the share reserve will be automatically increased by the lesser of (i) 4% of the shares then issued and outstanding, or (ii) an amount determined by the Board. Generally, shares of common stock reserved for awards under the 2025 Plan that lapse or are cancelled (other than by exercise) will be added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes are not available again for future awards. In addition, shares repurchased by the Company with the proceeds of the option exercise price may not be reissued under the 2025 Plan.

Stock Options. Stock options granted under the 2025 Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive Stock Options may be granted to employees of the Company and its affiliates. Non-qualified options may be granted to employees, directors and consultants of the Company and its affiliates and the term of the option may not be longer than ten years. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than five years.

Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability but will not be exercisable if the termination of service was due to cause.

Restricted Stock. Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain time or performance-based vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the holder of such restricted stock is not entitled to receive dividends during the restricted period and the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Other Stock-Based Awards. The 2025 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to stock appreciation rights, phantom stock awards, and stock unit awards. Our Board may award such stock-based awards subject to such conditions and restrictions as it may determine. These conditions and restrictions may include continued employment with us through a specified restricted period or achievement of one or more performance goals.

Restricted Stock Units. Restricted stock units are phantom shares that vest in accordance with terms and conditions established by the Board and when the applicable restrictions lapse, the grantee shall be entitled to receive a payout in cash, shares or a combination thereof based on the number of restricted stock units as specified in the award agreement. Dividend equivalents may accrue but shall not be paid prior to, and only to the extent that, the restricted stock unit award vests.

Plan Administration. In accordance with the terms of the 2025 Plan, our Board will administer the 2025 Plan. The Board may delegate part of its authority and powers under the 2025 Plan to one or more of our directors and/or officers. In accordance with the provisions of the 2025 Plan, our Board determines the terms of awards, including:

• which employees, directors and consultants will be granted awards;

• the number of shares subject to each award;

• the vesting provisions of each award;

• the termination or cancellation provisions applicable to awards; and

• all other terms and conditions upon which each award may be granted in accordance with the 2025 Plan.

In addition, our Board may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our 2025 Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant unless such amendment is required by applicable law or necessary to preserve the economic value of such award; and provided, further, that, without the prior approval of our stockholders, options and stock appreciation rights will not be repriced, replaced or regranted through cancellation or by lowering the exercise price of a previously granted award.

Stock Dividends and Stock Splits. If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the exercise price per share of stock options or purchase price, if any, and performance goals applicable to performance-based awards, if any, to reflect such subdivision, combination or stock dividend.

Corporate Transactions. Upon a merger or other reorganization event, our Board, may, in its sole discretion, take any one or more of the following actions pursuant to our 2025 Plan, as to some or all outstanding awards:

• provide that all outstanding options shall be assumed or substituted by the successor corporation;

• upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

• in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

• provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event; and

• with respect to stock grants and in lieu of any of the foregoing, our Board or an authorized committee may provide that, upon consummation of the transaction, each outstanding stock grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of common stock comprising such award (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of our Board or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction).

Amendment and Termination. The 2025 Plan may be amended by our stockholders. It may also be amended by our Board, provided that any amendment approved by our Board which is of a scope that requires stockholder approval as required by (i) the rules of the Nasdaq Stock Market, (ii) in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422 or (iii) for any other reason, is subject to obtaining such stockholder approval. In addition, the Board will not take any other action that is considered a direct or indirect “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent unless such amendment is required by applicable law or necessary to preserve the economic value of such award.

Duration of Plan. The 2025 Plan will expire by its terms on November 11, 2035.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2025 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2025 Plan are exempt from or comply with the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options: Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options: Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants: With respect to stock grants under our 2025 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units: The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

New Plan Benefits

The amounts of future grants under the 2025 Plan are not determinable and will be granted at the sole discretion of the Board, or other delegated persons. We cannot determine at this time either the persons who will receive awards under the 2025 Plan or the amount or types of any such awards.

On November 10, 2025, the closing market price per share of our common stock was $1.62, as reported on the Nasdaq Stock Market.

The affirmative vote of a majority of the shares cast affirmatively or negatively at the Annual Meeting is required to approve the adoption of our 2025 Plan.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ADOPTION OF THE SYNLOGIC, INC. 2025 EQUITY INCENTIVE PLAN, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Notice Item 4)

The Audit Committee has appointed KPMG LLP, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2025. The Board proposes that the stockholders ratify this appointment. KPMG LLP audited our financial statements for the fiscal year ended December 31, 2024. We expect that representatives of KPMG LLP will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint KPMG LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with KPMG LLP and concluded that KPMG LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2025.

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2024, and December 31, 2023, and fees billed for other services rendered by KPMG LLP during those periods.

	2024	2023
Audit fees: (1)	$570,010	$743,440
Audit related fees: (2)	-	-
Tax fees: (3)	26,523	27,940
Other fees: (2)	-	-
Total	$596,533	$771,380

(1) Audit fees in 2024 and 2023 were for professional fees rendered for the audits of our financial statements, including accounting consultation, and reviews of quarterly financial statements, as well as for services that are normally provided in connection with regulatory filings or engagements, including comfort letters.

(2) There were no audit-related or other fees in 2024 or 2023.

(3) Tax fees in 2024 and 2023 were for professional fees rendered for matters related to filing our federal and state tax returns and permissible tax consultation services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attestation services and consultation regarding financial accounting and/or reporting standards.

2. Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4. Other Fees are those associated with services not captured in the other categories.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of KPMG LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

THE BOARD RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, including our principal executive officer, principal financial officer and principal accounting officer. The text of the Code of Business Conduct and Ethics is posted on our website at www.synlogictx.com. Disclosure regarding any amendments to, or waivers from, provisions of the Code of Conduct and Ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four (4) business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of the Nasdaq Stock Market.

OTHER MATTERS

The Board knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2026 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than January 1, 2026. To be considered for presentation at the 2026 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than one hundred twenty (120) days prior to the date that is one (1) year from this year’s meeting date and no later than ninety (90) days prior to the date that is one (1) year from this year’s meeting date. Therefore, to be presented at our 2026 Annual Meeting of Stockholders, such a proposal must be received on or after August 4, 2026 but no later than September 3, 2026. Proposals that are not received in a timely manner will not be voted on at the 2026 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Company Secretary, Synlogic, Inc., PO Box 30, Winchester, MA 01890.

Winchester, MA

November 12, 2025

Appendix A

SYNLOGIC, INC.

2025 EQUITY INCENTIVE PLAN

1.
DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Synlogic, Inc. 2025 Equity Incentive Plan, have the following meanings:

“Administrator” means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the term “Administrator” means the Committee.

“Affiliate” means a corporation or other entity, which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

“Agreement” means a written or electronic document setting forth the terms of a Stock Right delivered pursuant to the Plan, in such form as the Administrator shall approve.

“Board of Directors” means the Board of Directors of the Company.

“Cause” means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or nonfeasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate or any material written policy of the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

“Change of Control” means the occurrence of any of the following events:

Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

Merger/Sale of Assets. (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such entity) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring shareholder approval; or

Change in Board Composition. A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the date this Plan was initially adopted, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company);

provided, that if any payment or benefit payable hereunder upon or following a Change of Control would be required to comply with the limitations of Section 409A(a)(2)(A)(v) of the Code in order to avoid an additional tax under Section 409A of the Code, such payment or benefit shall be made only if such Change of Control constitutes a change in ownership or control of the Company, or a change in ownership of the Company’s assets in accordance with Section 409A of the Code.

“Code” means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

“Committee” means the committee of the Board of Directors, if any, to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

“Common Stock” means shares of the Company’s common stock, $0.001 par value per share.

“Company” means Synlogic, Inc., a Delaware corporation.

“Consultant” means any natural person who is an advisor or consultant who provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

“Corporate Transaction” means a merger, consolidation, or sale of all or substantially all of the Company’s assets or the acquisition of all of the outstanding voting stock of the Company (or similar transaction) in a single transaction or a series of related transactions by a single entity other than a transaction in which the Company is the surviving corporation. Where a Corporate Transaction involves a tender offer that is reasonably expected to be followed by a merger (as determined by the Administrator), the Corporate Transaction will be deemed to have occurred upon consummation of the tender offer.

“Disability” or “Disabled” means permanent and total disability as defined in Section 22(e)(3) of the Code.

“Employee” means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a Share of Common Stock means:

If the Common Stock is listed on a national securities exchange or traded in the over‑the‑counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the consolidated tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

If the Common Stock is not traded on a national securities exchange but is traded on the over‑the‑counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the most recent trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

If the Common Stock is neither listed on a national securities exchange nor traded in the over‑the‑counter market, such value as the Administrator, in good faith, shall determine in compliance with applicable laws.

“ISO” means a stock option intended to qualify as an incentive stock option under Section 422 of the Code.

“Non‑Qualified Option” means a stock option which is not intended to qualify as an ISO.

“Option” means an ISO or Non‑Qualified Option granted under the Plan.

“Participant” means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

“Performance-Based Award” means a Stock Grant or Stock-Based Award which vests based on the attainment of written Performance Goals as set forth in Paragraph 9 hereof.

“Performance Goals” means performance goals determined by the Committee in its sole discretion and set forth in an Agreement. The satisfaction of Performance Goals shall be subject to certification by the Committee. The Committee has the authority to take appropriate action with respect to the Performance Goals (including, without limitation, making adjustments to the Performance Goals or determining the satisfaction of the Performance Goals in connection with a Corporate Transaction) provided that any such action does not otherwise violate the terms of the Plan.

“Plan” means this Synlogic, Inc. 2025 Equity Incentive Plan.

“SAR” means a stock appreciation right.

“Section 409A” means Section 409A of the Code.

“Section 422” means Section 422 of the Code.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Shares” means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

“Stock-Based Award” means a grant by the Company under the Plan of an equity award or an equity-based award, which is not an Option, or a Stock Grant.

“Stock Grant” means a grant by the Company of Shares under the Plan.

“Stock Right” means an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award or a right to Shares or the value of Shares of the Company granted pursuant to the Plan.

“Substitute Award” means an award issued under the Plan in substitution for one or more equity awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition.

“Survivor” means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.
PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non‑Qualified Options, Stock Grants and Stock-Based Awards.

3.
SHARES SUBJECT TO THE PLAN.
(a)
The number of Shares which may be issued from time to time pursuant to this Plan shall be the sum of: (i) 1,000,000 shares of Common Stock and (ii) any shares of Common Stock that are attributable to awards granted under the Company’s 2015 Equity Incentive Award Plan that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after December 15, 2025, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of this Plan, all of which Shares are eligible to be issued as ISOs; provided, however, that no more than 332,468 Shares shall be added to the Plan pursuant to subsection (ii).
(b)
Notwithstanding Subparagraph (a) above, on the first day of each fiscal year of the Company during the period beginning in fiscal year 2026, and ending on the second day of fiscal year 2035, the number of Shares that may be issued from time to time pursuant to the Plan, shall be increased by an amount equal to the lesser of (i) 4% of the number of outstanding shares of Common Stock on such date and (ii) an amount determined by the Administrator.
(c)
If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan; provided, however, that the number of Shares underlying any awards under the Plan that are retained or repurchased on the exercise of an Option or the vesting or issuance of any Stock Right to cover the exercise price and/or tax withholding required by the Company in connection with vesting shall not be added back to the Shares available for issuance under the Plan; and provided, further that, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code. In addition, any Shares repurchased using exercise price proceeds will not be available for issuance under the Plan.
(d)
The maximum number of Shares available for grant under the Plan as ISOs will be 50,000,000. The limits set forth in this Paragraph 3 will be construed to comply with the applicable requirements of Section 422.
(e)
The Administrator may grant Substitute Awards under the Plan. To the extent consistent with the requirements of Section 422 and the regulations thereunder and other applicable legal requirements (including applicable stock exchange requirements), Shares issued in respect of Substitute Awards will be in addition to and will not reduce the shares available under the Plan. Notwithstanding the foregoing, if any Substitute Award is settled in cash or expires, becomes unexercisable, terminates or is forfeited to or repurchased by the Company without the issuance or retention of Shares, the Shares previously subject to such award will not be available for future issuance under the Plan. The Administrator will determine the extent to which the terms and conditions of the Plan apply to Substitute Awards, if at all; provided, however, that Substitute Awards will not be subject to the limits described in Paragraph 4(c) below.
4.
ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

(a)
Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;
(b)
Determine which Employees, directors and Consultants shall be granted Stock Rights;
(c)
Determine the number of Shares for which a Stock Right or Stock Rights shall be granted; provided, however, that in no event shall the aggregate grant date fair value (determined in accordance with ASC 718) of Stock Rights to be granted and other cash compensation paid to any non-employee director in any calendar year, exceed $750,000, increased to $1,000,000 in the year in which such non-employee director initially joins the Board of Directors;
(d)
Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted provided that no dividends or dividend equivalents shall be paid on any Stock Right prior to the vesting of the underlying Shares;
(e)
Amend any term or condition of any outstanding Stock Right, provided that (i) such term or condition as amended is not prohibited by the Plan; and (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors;
(f)
Determine and make any adjustments in the Performance Goals included in any Performance-Based Awards; and
(g)
Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right.

Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted thereunder shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.

5.
ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person in anticipation of such person becoming an Employee, director or Consultant of the Company or of an Affiliate; provided, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees. Non‑Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify that individual from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6.
TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in an Option Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

(a)
Non‑Qualified Options. Each Option intended to be a Non‑Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non‑Qualified Option:
(i)
Exercise Price. Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of the Common Stock on the date of grant of the Option.
(ii)
Number of Shares. Each Option Agreement shall state the number of Shares to which it pertains.
(iii)
Vesting. Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance conditions or the attainment of stated goals or events.
(iv)
Additional Conditions. Exercise of any Option may be conditioned upon the Participant’s execution of a shareholders agreement in a form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:
A.
The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B.
The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.
(v)
Term of Option. Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.
(b)
ISOs. Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 and relevant regulations and rulings of the Internal Revenue Service:
(i)
Minimum Standards. The ISO shall meet the minimum standards required of Non‑Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.
(ii)
Exercise Price. Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:
A.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or
B.
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.
(iii)
Term of Option. For Participants who own:
A.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or
B.
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.
(iv)
Limitation on Yearly Exercise. To the extent that aggregate Fair Market Value (determined on the date each ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by the Participant in any calendar year exceeds $100,000, such Options shall be treated as Non-Qualified Options even if denominated ISOs at grant.
(c)
Except in connection with a corporate transaction involving the Company (which term includes, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares) or as otherwise contemplated by Paragraph 24 below, the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding Options to reduce the exercise price of such Options, (ii) cancel outstanding Options in exchange for Options that have an exercise price that is less than the exercise price value of the original Options, or (iii) cancel outstanding Options that have an exercise price greater than the Fair Market Value of a Share on the date of such cancellation in exchange for cash or other consideration.
7.
TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a)
Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator, but shall not be less than the minimum consideration required by the Delaware General Corporation Law, on the date of the grant of the Stock Grant;
(b)
Each Agreement shall state the number of Shares to which the Stock Grant pertains;
(c)
Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time period or attainment of Performance Goals or such other performance criteria upon which such rights shall accrue and the purchase price therefor, if any; and
(d)
Dividends (other than stock dividends to be issued pursuant to Paragraph 25 of the Plan) may accrue but shall not be paid prior to the time, and may be paid only to the extent that the restrictions or rights to reacquire the Shares subject to the Stock Grant lapse. Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with the applicable requirements of Section 409A.
8.
TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of SARs, phantom stock awards or restricted stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company including the right to terminate the Stock-Based Award without the issuance of Shares, the terms of any vesting conditions, Performance Goals or events upon which Shares shall be issued, provided that dividends (other than stock dividends to be issued pursuant to Paragraph 25 of the Plan) or dividend equivalents may accrue but shall not be paid prior to and may be paid only to the extent that the Shares subject to the Stock-Based Award vest. Under no circumstances may an Agreement covering SARs (a) have an exercise or base price (per share) that is less than the Fair Market Value per share of Common Stock on the date of grant or (b) expire more than ten years following the date of grant.

9.
PERFORMANCE-BASED AWARDS.

The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be issued for such performance period until such certification is made by the Committee. The number of Shares issued in respect of a Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period, and any dividends (other than stock dividends to be issued pursuant to Paragraph 25 of the Plan) or dividend equivalents that accrue shall only be paid in respect of the number of Shares earned in respect of such Performance-Based Award.

10.
EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised; or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised; or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator; or (e) at the discretion of the Administrator, by any combination of (a) through (d) above, or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company if the Administrator determines it is necessary to comply with any law or regulation (including, without limitation, federal securities laws) that requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

11.
PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award; or (c) by delivery of a promissory note, if the Board of Directors has expressly authorized the loan of funds to the Participant for the purpose of enabling or assisting the Participant to effect such purchase; (d) at the discretion of the Administrator, by any combination of (a) through (c) above; or (e) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company if the Administrator determines it is necessary to comply with any law or regulation (including, without limitation, federal securities laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

12.
RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant. In addition, at the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

13.
ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

14.
EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(a)
A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to such Participant to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.
(b)
Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

(c)
The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.
(d)
Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.
(e)
A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than three months, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the date that is six months following the commencement of such leave of absence.
(f)
Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.
15.
EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(a)
All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.
(b)
Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.
16.
EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

(a)
A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.
(b)
A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.
(c)
The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.
17.
EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

(a)
In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death; and in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.
(b)
If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.
18.
EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

19.
EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE, DEATh or DISABILITY.

Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service for any reason (whether as an Employee, director or Consultant), other than termination for Cause, death or Disability for which there are special rules in Paragraphs 20, 21, and 22 below, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company’s forfeiture or repurchase rights have not lapsed.

20.
EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(a)
All Shares subject to any Stock Grant or Stock-Based Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.
(b)
Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.
21.
EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

22.
EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

23.
PURCHASE FOR INVESTMENT.
(a)
Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:
(b)
The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant of a Stock Right:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

24.
DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

25.
ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to such Participant hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement.

(a)
Stock Dividends and Stock Splits.
(i)
If (1) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (2) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise, base or purchase price per share and in the Performance Goals applicable to outstanding Performance-Based Awards to reflect such events. The number of Shares subject to the limitations in Paragraphs 3(a), 3(b), 3(d) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.
(ii)
The Administrator may also make adjustments of the type described in Paragraph 25(a) above to take into account distributions to stockholders other than those provided for in Paragraphs 25(b) below, or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan or any award, having due regard for the qualification of ISOs under Section 422, the requirements of Section 409A, to the extent applicable.
(iii)
References in the Plan to Shares will be construed to include any stock or securities resulting from an adjustment pursuant to this Paragraph 25(a).
(b)
Corporate Transactions. Upon a Corporate Transaction, the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), may, as to outstanding Options, take any of the following actions: (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice/ to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors. For the avoidance of doubt, if the per share exercise price of an Option or portion thereof is equal to or greater than the Fair Market Value of one Share of Common Stock, such Option may be cancelled with no payment due hereunder or otherwise in respect thereof.

With respect to outstanding Stock Grants or Stock-Based Awards, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants or Stock-Based Awards on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants or Stock-Based Awards either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock

Grant or Stock-Based Award shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grantor Stock-Based Award (to the extent such Stock Grant or Stock-Based Award is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived). For the avoidance of doubt, if the purchase or base price of a Stock Grant or Stock-Based Award or portion thereof is equal to or greater than the Fair Market Value of one Share of Common Stock, such Stock Grant or Stock-Based Award, as applicable, may be cancelled with no payment due hereunder or otherwise in respect thereof.

In taking any of the actions permitted under this Paragraph 25(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

A Stock Right may be subject to additional acceleration of vesting and exercisability upon or after a Change of Control as may be provided in the Agreement for such Stock Right, in any other written agreement between the Company or any Affiliate and the Participant or in any director compensation policy of the Company.

(c)
Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.
(d)
Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25, including, but not limited to the effect of any, Corporate Transaction and, subject to Paragraph 4, its determination shall be conclusive.
(e)
Termination of Awards upon Consummation of Corporate Transaction. Except as the Administrator may otherwise determine, each Stock Right will automatically terminate (and in the case of outstanding Shares of restricted Common Stock, will automatically be forfeited) immediately upon the consummation of a Corporate Transaction, other than (i) any award that is assumed, continued or substituted pursuant to Paragraph 24(b) above, and (ii) any cash award that by its terms, or as a result of action taken by the Administrator, continues following the consummation of the Corporate Transaction.
26.
ISSUANCES OF SECURITIES.
(a)
Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.
(b)
The Company will not be obligated to issue any Shares pursuant to the Plan or to remove any restriction from Shares previously issued under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance of such Shares have been addressed and resolved; (ii) if the outstanding Shares is at the time of issuance listed on any stock exchange or national market system, the

Shares to be issued have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the award have been satisfied or waived. The Company may require, as a condition to the exercise of an award or the issuance of Shares under an award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act, as amended, or any applicable state or non-U.S. securities law. Any Shares issued under the Plan will be evidenced in such manner as the Administrator determines appropriate, including book-entry registration or delivery of stock certificates. In the event that the Administrator determines that stock certificates will be issued in connection with Shares issued under the Plan, the Administrator may require that such certificates bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending the lapse of the applicable restrictions.
27.
FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

28.
WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the required withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer.

29.
TERMINATION OF THE PLAN.

The Plan will terminate on November 10, 2035, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

30.
AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded ISOs under Section 422 and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to such Participant, unless such amendment is required by applicable law or necessary to preserve the economic value of such Stock Right. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to such Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph 30 shall limit the Administrator’s authority to take any action permitted pursuant to Paragraph 25.

31.
EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

32.
SECTION 409A AND SECTION 422.

The Company intends that the Plan and any Stock Rights granted hereunder be exempt from or comply with Section 409A, to the extent applicable. The Company intends that ISOs comply with Section 422, to the extent applicable. Any ambiguities in the Plan or any Stock Right shall be construed to effect the intent as described in this Paragraph 32.

If a Participant is a “specified employee” as defined in Section 409A (and as applied according to procedures of the Company and its Affiliates) as of such Participant’s separation from service, to the extent any payment under this Plan or pursuant to a Stock Right constitutes non-exempt deferred compensation under Section 409A that is being paid by reason of the separation from service, no payments due under this Plan or pursuant to a Stock Right may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.

The Administrator shall administer the Plan with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A or Section 422, as applicable comply with the requirements thereof and that Options under the Plan be exempt from the requirements of Section 409A or compliant with Section 422, as applicable, but neither the Administrator nor any member of the Board of Directors, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board of Directors shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to a Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A or Section 422 or otherwise.

33.
INDEMNITY.

Neither the Board of Directors nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board or Directors, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

34.
CLAWBACK.

Notwithstanding anything to the contrary contained in this Plan, the Company may recover from a Participant any compensation received from any Stock Right (whether or not settled) or cause a Participant to forfeit any Stock Right (whether or not vested) in the event that the Company’s Clawback Policy as then in effect is triggered.

35.
GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

36.
WAIVER OF JURY TRIAL.

By accepting or being deemed to have accepted an award under the Plan, each Participant waives (or will be deemed to have waived), to the maximum extent permitted under applicable law, any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan or any award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees (or will be deemed to have agreed) that any such action, proceedings or counterclaim will be tried before a court and not before a jury. By accepting or being deemed to have accepted an award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit any dispute arising under the terms of the Plan or any ward to binding arbitration or as limiting the ability of the Company to require any individual to agree to submit such disputes to binding arbitration as a condition of receiving an award hereunder.

37.
UNFUNDED OBLIGATIONS.

The Company’s obligations under the Plan are unfunded, and no Participant will have any right to specific assets of the Company in respect of any award under the Plan. Participants will be general unsecured creditors of the Company with respect to any amounts due or payable under the Plan. DOCPROPERTY DOCXDOCID DMS=IManage Format=<<NUM>>v.<<VER>> \* MERGEFORMAT

SYNLOGIC, INC. PO BOX 30 WINCHESTER, MA 01890 SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 14, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SYBX2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 14, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V81215-Z91511 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY SYNLOGIC, INC. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: 1. Election of Class I Directors Nominees: 01) Richard P. Shea 02) James Flynn The Board of Directors recommends you vote FOR the following proposals: 2. To approve by an advisory vote the compensation of the Company's named executive officers, as disclosed in the proxy statement. 3. To approve the Synlogic, Inc. 2025 Equity Incentive Plan. 4. Ratification of appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal year ending December 31, 2025. For Against Abstain NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V81216-Z91511 SYNLOGIC, INC. Annual Meeting of Stockholders December 15, 2025 9:00 AM, ET This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Mary Beth Dooley, as proxy, with the power to appoint her substitute, and hereby authorize(s) her to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SYNLOGIC, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, ET on December 15, 2025, via live audio webcast at www.virtualshareholdermeeting.com/SYBX2025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side